UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2019

BIOLIFE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Bothell, WA	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (425) 402-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
BioLife Solutions, Inc. Common Shares	BLFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.

On September 24, 2019, BioLife Solutions, Inc. (the “Company”) filed a Registration Statement on Form S-3 (the “Registration Statement”) for the dual purpose of (1) registering for potential future issuance by the Company up to $75,000,000 of the Company’s securities as part of a “shelf registration” (the “Shelf Prospectus”) and (2) registering for resale 3,854,092 shares (the “Shares”) of common stock of the Company consisting of (i) 1,000,000 Shares acquired by a selling stockholder, Casdin Partners Master Fund, LP (“Casdin”), in a private purchase from an affiliate of the Company in April 2018, (ii) 1,428,571 Shares acquired by Casdin in a private placement transaction with the Company that closed on August 15, 2018, (iii) 325,521 Shares acquired by two selling stockholders ((A) Taurus4757 GmbH, which is a wholly-owned entity of a Company director, Thomas Girschweiler, “Taurus,” and (B) WAVI Holding AG, the Company’s largest stockholder, “WAVI”) upon conversion of certain Company indebtedness in 2014 which such shares will be sold by them to a third party institutional investor upon effectiveness of the Registration Statement and (iv) 1,100,000 Shares acquired by a selling stockholder, SAVSU Origin LLC (“SAVSU Origin”), in August 2019 in exchange for the remaining shares of common stock of SAVSU Technologies, Inc. that the Company did not own (the “Resale Prospectus”).

The Company is filing the Shelf Prospectus to provide the Company with the future flexibility to raise capital quickly. The Shelf Prospectus, if declared effective by the Securities and Exchange Commission (the “SEC”), will enable the Company to issue up to $75,000,000 of securities in the future. This filing and effectiveness of the Shelf Prospectus does not require the Company to raise additional capital nor does it mean that the Company has a present intention to raise additional capital. If the Shelf Prospectus is declared effective, the Company will file a prospectus supplement to the Registration Statement each time that the Company is offering securities which will contain more specific information about the particular offering. Unless otherwise indicated in a prospectus supplement, the Company intends to use the net proceeds from any offerings that may occur pursuant to the Shelf Prospectus for general corporate purposes, which includes, without limitation, investing in or acquiring companies that are synergistic with or complimentary to our technologies, and working capital. The amounts and timing of these expenditures will depend on numerous factors, including the development of our current business initiatives.

The Company is filing the Resale Prospectus to enable certain selling stockholder to sell their securities. Specifically, the Company covenanted to register the Shares held by Casdin for resale in the private placement transaction with Casdin that closed on or about August 15, 2018, the Company agreed to register the Shares held by Taurus and WAVI to facilitate a sale by them to a third party institutional investor and the Company covenanted to register the Shares held by SAVSU Origin for resale in connection with the Company’s acquisition of SAVSU Technologies, Inc. on August 7, 2019. The selling stockholders will only be able to resell the Shares pursuant to the Registration Statement if the Registration Statement is declared effective by the SEC. The Company is not selling any additional securities pursuant to the Resale Prospectus.

For more information regarding the Shelf Prospectus, see the Registration Statement. For more information regarding the private placement with Casdin, see our Current Report on Form 8-K filed on August 9, 2018. For more information regarding the transactions contemplated by Taurus and WAVI, see the Registration Statement. For more information regarding the Company’s acquisition of the remaining shares of SAVSU Technologies, Inc. that the Company did not own, see our Current Report on Form 8-K filed on August 13, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolife Solutions, Inc.

Date: September 24, 2019	By:	/s/ Roderick de Greef
Name: Roderick de Greef Title: Chief Financial Officer